                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------

     The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Gerard J. Arpey and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), 12,915,899 shares of Common Stock of the Corporation issuable to holder of the Corporation's outstanding 6 1/8% Convertible Subordinated Quarterly Income Capital Securities due 2024 (the "Debentures") upon conversion of the Debentures or issuable to one or more investment banks, as purchasers (collectively, the "Purchasers") under the standby arrangements to be entered into between the Purchasers and the Corporation in connection with the call for redemption of the Debentures by the Corporation (the "Redemption"), and the resale to the public by the Purchasers of any such shares of Common Stock; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the Redemption, the issuance of such Common Stock or the performance of such standby arrangements which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the
                                                                 -
Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the
                                                                    -
securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws
                                  -
of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 17th day of April, 1996.

                              /s/ Howard P. Allen
                              ______________________________
                              Howard P. Allen

Witness:

/s/ Charles D. MarLett
_______________________
Charles D. MarLett

                               POWER OF ATTORNEY
                               -----------------

          The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Gerard J. Arpey and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), 12,915,899 shares of Common Stock of the Corporation issuable to holder of the Corporation's outstanding 6 1/8% Convertible Subordinated Quarterly Income Capital Securities due 2024 (the "Debentures") upon conversion of the Debentures or issuable to one or more investment banks, as purchasers (collectively, the "Purchasers") under the standby arrangements to be entered into between the Purchasers and the Corporation in connection with the call for redemption of the Debentures by the Corporation (the "Redemption"), and the resale to the public by the Purchasers of any such shares of Common Stock; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the Redemption, the issuance of such Common Stock or the performance of such standby arrangements which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the
                                                                 -
Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the
                                                                    -
securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws
                                  -
of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 17th day of April, 1996.

                              /s/ David L. Boren
                              ___________________
                              David L. Boren

Witness:

/s/ Charles D. MarLett
_______________________
Charles D. MarLett

                               POWER OF ATTORNEY
                               -----------------

          The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Gerard J. Arpey and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), 12,915,899 shares of Common Stock of the Corporation issuable to holder of the Corporation's outstanding 6 1/8% Convertible Subordinated Quarterly Income Capital Securities due 2024 (the "Debentures") upon conversion of the Debentures or issuable to one or more investment banks, as purchasers (collectively, the "Purchasers") under the standby arrangements to be entered into between the Purchasers and the Corporation in connection with the call for redemption of the Debentures by the Corporation (the "Redemption"), and the resale to the public by the Purchasers of any such shares of Common Stock; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the Redemption, the issuance of such Common Stock or the performance of such standby arrangements which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the
                                                                 -
Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the
                                                                    -
securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws
                                  -
of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 17th day of April, 1996.

                              /s/ Edward A. Brennan
                              ______________________________
                              Edward A. Brennan

Witness:

/s/ Charles D. MarLett
_______________________
Charles D. MarLett

                               POWER OF ATTORNEY
                               -----------------

          The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Gerard J. Arpey and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), 12,915,899 shares of Common Stock of the Corporation issuable to holder of the Corporation's outstanding 6 1/8% Convertible Subordinated Quarterly Income Capital Securities due 2024 (the "Debentures") upon conversion of the Debentures or issuable to one or more investment banks, as purchasers (collectively, the "Purchasers") under the standby arrangements to be entered into between the Purchasers and the Corporation in connection with the call for redemption of the Debentures by the Corporation (the "Redemption"), and the resale to the public by the Purchasers of any such shares of Common Stock; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the Redemption, the issuance of such Common Stock or the performance of such standby arrangements which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the
                                                                 -
Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the
                                                                    -
securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws
                                  -
of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 17th day of April, 1996.

                              /s/ Armando M. Codina
                              ______________________________
                              Armando M. Codina

Witness:

/s/ Charles D. MarLett
_______________________
Charles D. MarLett

                               POWER OF ATTORNEY
                               -----------------

          The undersigned, Chairman, President and Chief Executive Officer of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Gerard J. Arpey and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), 12,915,899 shares of Common Stock of the Corporation issuable to holder of the Corporation's outstanding 6 1/8% Convertible Subordinated Quarterly Income Capital Securities due 2024 (the "Debentures") upon conversion of the Debentures or issuable to one or more investment banks, as purchasers (collectively, the "Purchasers") under the standby arrangements to be entered into between the Purchasers and the Corporation in connection with the call for redemption of the Debentures by the Corporation (the "Redemption"), and the resale to the public by the Purchasers of any such shares of Common Stock; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the Redemption, the issuance of such Common Stock or the performance of such standby arrangements which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the
                                                                 -
Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the
                                                                    -
securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws
                                  -
of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 17th day of April, 1996.

                              /s/ Robert L. Crandall
                              ______________________________
                              Robert L. Crandall

Witness:

/s/ Charles D. MarLett
_______________________
Charles D. MarLett

                               POWER OF ATTORNEY
                               -----------------

          The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Gerard J. Arpey and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), 12,915,899 shares of Common Stock of the Corporation issuable to holder of the Corporation's outstanding 6 1/8% Convertible Subordinated Quarterly Income Capital Securities due 2024 (the "Debentures") upon conversion of the Debentures or issuable to one or more investment banks, as purchasers (collectively, the "Purchasers") under the standby arrangements to be entered into between the Purchasers and the Corporation in connection with the call for redemption of the Debentures by the Corporation (the "Redemption"), and the resale to the public by the Purchasers of any such shares of Common Stock; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the Redemption, the issuance of such Common Stock or the performance of such standby arrangements which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the
                                                                 -
Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the
                                                                    -
securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws
                                  -
of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 17th day of April, 1996.

                              /s/ Christopher F. Edley
                              ______________________________
                              Christopher F. Edley

Witness:

/s/ Charles D. MarLett
______________________
Charles D. MarLett

                               POWER OF ATTORNEY
                               -----------------

          The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Gerard J. Arpey and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), 12,915,899 shares of Common Stock of the Corporation issuable to holder of the Corporation's outstanding 6 1/8% Convertible Subordinated Quarterly Income Capital Securities due 2024 (the "Debentures") upon conversion of the Debentures or issuable to one or more investment banks, as purchasers (collectively, the "Purchasers") under the standby arrangements to be entered into between the Purchasers and the Corporation in connection with the call for redemption of the Debentures by the Corporation (the "Redemption"), and the resale to the public by the Purchasers of any such shares of Common Stock; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the Redemption, the issuance of such Common Stock or the performance of such standby arrangements which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the
                                                                 -
Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the
                                                                    -
securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws
                                  -
of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 17th day of April, 1996.

                              /s/ Charles T. Fisher, III
                              ______________________________
                              Charles T. Fisher, III
Witness:

/s/ Charles D. MarLett
______________________
Charles D. MarLett

                               POWER OF ATTORNEY
                               -----------------

          The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Gerard J. Arpey and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), 12,915,899 shares of Common Stock of the Corporation issuable to holder of the Corporation's outstanding 6 1/8% Convertible Subordinated Quarterly Income Capital Securities due 2024 (the "Debentures") upon conversion of the Debentures or issuable to one or more investment banks, as purchasers (collectively, the "Purchasers") under the standby arrangements to be entered into between the Purchasers and the Corporation in connection with the call for redemption of the Debentures by the Corporation (the "Redemption"), and the resale to the public by the Purchasers of any such shares of Common Stock; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the Redemption, the issuance of such Common Stock or the performance of such standby arrangements which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the
                                                                 -
Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the
                                                                    -
securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws
                                  -
of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 17th day of April, 1996.

                              /s/ Earl G. Graves
                              ______________________________
                              Earl G. Graves

Witness:

/s/ Charles D. MarLett
______________________
Charles D. MarLett

                               POWER OF ATTORNEY
                               -----------------

          The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Gerard J. Arpey and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), 12,915,899 shares of Common Stock of the Corporation issuable to holder of the Corporation's outstanding 6 1/8% Convertible Subordinated Quarterly Income Capital Securities due 2024 (the "Debentures") upon conversion of the Debentures or issuable to one or more investment banks, as purchasers (collectively, the "Purchasers") under the standby arrangements to be entered into between the Purchasers and the Corporation in connection with the call for redemption of the Debentures by the Corporation (the "Redemption"), and the resale to the public by the Purchasers of any such shares of Common Stock; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the Redemption, the issuance of such Common Stock or the performance of such standby arrangements which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the
                                                                 -
Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the
                                                                    -
securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws
                                  -
of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 17th day of April, 1996.

                              /s/ Dee J. Kelly
                              ______________________________
                              Dee J. Kelly

Witness:

/s/ Charles D. MarLett
_______________________
Charles D. MarLett

                               POWER OF ATTORNEY
                               -----------------

          The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Gerard J. Arpey and Charles D. MarLett, and each of them, as her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in her name and on her behalf:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), 12,915,899 shares of Common Stock of the Corporation issuable to holder of the Corporation's outstanding 6 1/8% Convertible Subordinated Quarterly Income Capital Securities due 2024 (the "Debentures") upon conversion of the Debentures or issuable to one or more investment banks, as purchasers (collectively, the "Purchasers") under the standby arrangements to be entered into between the Purchasers and the Corporation in connection with the call for redemption of the Debentures by the Corporation (the "Redemption"), and the resale to the public by the Purchasers of any such shares of Common Stock; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the Redemption, the issuance of such Common Stock or the performance of such standby arrangements which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the
                                                                 -
Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the
                                                                    -
securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws
                                  -
of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 17th day of April, 1996.

                              /s/ Ann D. McLaughlin
                              ______________________________
                              Ann D. McLaughlin

Witness:

/s/ Charles D. MarLett
______________________
Charles D. MarLett

                               POWER OF ATTORNEY
                               -----------------

          The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Gerard J. Arpey and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), 12,915,899 shares of Common Stock of the Corporation issuable to holder of the Corporation's outstanding 6 1/8% Convertible Subordinated Quarterly Income Capital Securities due 2024 (the "Debentures") upon conversion of the Debentures or issuable to one or more investment banks, as purchasers (collectively, the "Purchasers") under the standby arrangements to be entered into between the Purchasers and the Corporation in connection with the call for redemption of the Debentures by the Corporation (the "Redemption"), and the resale to the public by the Purchasers of any such shares of Common Stock; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the Redemption, the issuance of such Common Stock or the performance of such standby arrangements which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the
                                                                 -
Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the
                                                                    -
securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws
                                  -
of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 17th day of April, 1996.

                              /s/ Charles H. Pistor, Jr.
                              ______________________________
                              Charles H. Pistor, Jr.
Witness:

/s/ Charles D. MarLett
______________________
Charles D. MarLett

                               POWER OF ATTORNEY
                               -----------------

          The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Gerard J. Arpey and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), 12,915,899 shares of Common Stock of the Corporation issuable to holder of the Corporation's outstanding 6 1/8% Convertible Subordinated Quarterly Income Capital Securities due 2024 (the "Debentures") upon conversion of the Debentures or issuable to one or more investment banks, as purchasers (collectively, the "Purchasers") under the standby arrangements to be entered into between the Purchasers and the Corporation in connection with the call for redemption of the Debentures by the Corporation (the "Redemption"), and the resale to the public by the Purchasers of any such shares of Common Stock; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the Redemption, the issuance of such Common Stock or the performance of such standby arrangements which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the
                                                                 -
Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the
                                                                    -
securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws
                                  -
of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 17th day of April, 1996.

                              /s/ Joe M. Rodgers
                              ______________________________
                              Joe M. Rodgers
Witness:

/s/ Charles D. MarLett
______________________
Charles D. MarLett

                               POWER OF ATTORNEY
                               -----------------

          The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Gerard J. Arpey and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), 12,915,899 shares of Common Stock of the Corporation issuable to holder of the Corporation's outstanding 6 1/8% Convertible Subordinated Quarterly Income Capital Securities due 2024 (the "Debentures") upon conversion of the Debentures or issuable to one or more investment banks, as purchasers (collectively, the "Purchasers") under the standby arrangements to be entered into between the Purchasers and the Corporation in connection with the call for redemption of the Debentures by the Corporation (the "Redemption"), and the resale to the public by the Purchasers of any such shares of Common Stock; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the Redemption, the issuance of such Common Stock or the performance of such standby arrangements which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the
                                                                 -
Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the
                                                                    -
securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws
                                  -
of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 17th day of April, 1996.

                              /s/ Maurice Segall
                              ______________________________
                              Maurice Segall
Witness:

/s/ Charles D. MarLett
______________________
Charles D. MarLett

                               POWER OF ATTORNEY
                               -----------------

          The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Gerard J. Arpey and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), 12,915,899 shares of Common Stock of the Corporation issuable to holder of the Corporation's outstanding 6 1/8% Convertible Subordinated Quarterly Income Capital Securities due 2024 (the "Debentures") upon conversion of the Debentures or issuable to one or more investment banks, as purchasers (collectively, the "Purchasers") under the standby arrangements to be entered into between the Purchasers and the Corporation in connection with the call for redemption of the Debentures by the Corporation (the "Redemption"), and the resale to the public by the Purchasers of any such shares of Common Stock; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the Redemption, the issuance of such Common Stock or the performance of such standby arrangements which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the
                                                                 -
Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the
                                                                    -
securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws
                                  -
of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 17th day of April, 1996.

                              /s/ Eugene F. Williams, Jr.
                              ______________________________
                              Eugene F. Williams, Jr.
Witness:

/s/ Charles D. MarLett
______________________
Charles D. MarLett

                               POWER OF ATTORNEY
                               -----------------

          The undersigned, Senior Vice President and Chief Financial Officer of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), 12,915,899 shares of Common Stock of the Corporation issuable to holder of the Corporation's outstanding 6 1/8% Convertible Subordinated Quarterly Income Capital Securities due 2024 (the "Debentures") upon conversion of the Debentures or issuable to one or more investment banks, as purchasers (collectively, the "Purchasers") under the standby arrangements to be entered into between the Purchasers and the Corporation in connection with the call for redemption of the Debentures by the Corporation (the "Redemption"), and the resale to the public by the Purchasers of any such shares of Common Stock; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the Redemption, the issuance of such Common Stock or the performance of such standby arrangements which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the
                                                                 -
Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the
                                                                    -
securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws
                                  -
of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 17th day of April, 1996.

                              /s/ Gerard J. Arpey
                              ______________________________
                              Gerard J. Arpey
Witness:

/s/ Charles D. MarLett
_______________________
Charles D. MarLett